Exhibit 99.2

Oscar de la Renta

Q4 2019

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

REALTY TRUST

ACADIA—REALTY TRUST—Q2 2018 SUPPLEMENTAL REPORTING INFORMATIO

Table of Contents		Supplemental Report – December 31, 2019

Section I - Fourth Quarter 2019 Earnings Press Release
Section II - Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	26
Market Capitalization	4	Core Top Tenants	30
Operating Statements		Core Lease Expirations	31
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	32
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	33
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11
EBITDA	12
Same Property Net Operating Income	13
Fee Income	14	Section IV - Fund Information
Structured Financing	15
Other Information		Fund Overview	34
Transactional Activity	16	Fund Properties	35
2020 Guidance	18	Fund Lease Expirations	38
Net Asset Valuation Information	19	Development and Redevelopment Activity	39
Selected Financial Ratios	20
Debt Analysis
Summary	22
Detail	23
Maturities	25	Important Notes	41

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – December 31, 2019		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@key.com

	Green Street Advisors	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Vince Tibone - (949) 640-8780	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	vtibone@greenstreetadvisors.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

	Jefferies	Compass Point Research & Trading, LLC
	Linda Tsai – (212) 778-8011	Floris van Dijkum – (646) 757-2621
	ltsai@jefferies.com	fvandijkum@compasspointllc.com

3

Market Capitalization
Supplemental Report – December 31, 2019	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	87,050				Balance at 12/31/2018	81,557	5,030	86,587
Common Operating Partnership ("OP") Units	5,015				Other	5	276	281
Combined Common Shares and OP Units	92,065				Share issuances	971	—	971
					OP Conversions	175	(175)	—
Share Price at December 31, 2019	$25.93				Balance at 3/31/2019	82,708	5,131	87,839	82,037	82,037	87,969	87,969
					Other	16	15	31
Equity Capitalization - Common Shares and OP Units	$2,387,245				Share issuances	1,696	—	1,696
Preferred OP Units	12,948	[2]			OP Conversions	33	(33)	—
Total Equity Capitalization	2,400,193		69%	70%	Balance at 6/30/2019	84,453	5,113	89,566	83,704	82,873	89,530	88,744
					Share issuances	2,149	—	2,149
Debt Capitalization					OP Conversions	42	(42)	—
Consolidated debt	1,717,928				Balance at 9/30/2019	86,644	5,071	91,715	84,888	83,552	90,683	89,404
Adjustment to reflect pro-rata share of debt	(657,733)				Share issuances	350	—	350
Total Debt Capitalization	1,060,195		31%	30%	OP Conversions	56	(56)	—
					Balance at 12/31/2019	87,050	5,015	92,065	87,058	84,436	92,585	90,046
Total Market Capitalization	$3,460,388	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $11,771 and pro-rata share of Funds cash of $3,482 for total cash netted against debt of $15,253.

2.	Represents 188 Series A and 136,593 Series C Preferred OP Units convertible into 25,067 and 474,278 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

4

Consolidated Income Statement
Supplemental Report – December 31, 2019	(in thousands)

	December 31, 2019 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income [2]	$76,702	$291,190
Other	1,084	4,137
Total revenues	77,786	295,327
Operating expenses
Depreciation and amortization	32,636	125,443
General and administrative	9,837	35,416
Real estate taxes	9,635	39,315
Property operating	13,888	51,153
Impairment charges	—	1,721
Total operating expenses	65,996	253,048

Gain on disposition of properties	16,254	30,324
Operating income	28,044	72,603
Equity in earnings of unconsolidated affiliates	1,793	8,922
Interest income	1,741	7,988
Other income	—	6,947
Interest expense	(17,067)	(73,788)
Income from continuing operations before income taxes	14,511	22,672
Income tax benefit (provision)	154	(1,468)
Net income	14,665	21,204
Net loss attributable to noncontrolling interests	6,645	31,841
Net income attributable to Acadia	$21,310	$53,045

5

Income Statement - Detail
Supplemental Report – December 31, 2019	(in thousands)

	December 31, 2019 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$54,799	$211,548
Percentage rents	96	474
Expense reimbursements - CAM [2]	7,297	24,201
Expense reimbursements - Taxes [2]	7,454	31,791
Other property income	736	2,655
Total Property Revenues	70,382	270,669

PROPERTY EXPENSES
Property operating - CAM	11,197	40,482
Other property operating (Non-CAM)	2,764	10,460
Real estate taxes	9,635	39,315
Total Property Expenses	23,596	90,257

NET OPERATING INCOME - PROPERTIES	46,786	180,412

OTHER INCOME (EXPENSE)
Interest income	1,741	7,988
Straight-line rent income (expense)	(414)	3,423
Above/below-market rent income (expense)	7,869	20,651
Interest expense [3]	(14,438)	(62,933)
Amortization of finance costs	(1,808)	(7,577)
Above/below-market interest income (expense)	26	104
Asset and property management income (expense)	(120)	(484)
Other income (expense)	(89)	239
Finance lease interest expense	(847)	(3,382)
Impairment of asset	—	(1,721)
CORE PORTFOLIO AND FUND INCOME	38,706	136,720

FEE INCOME
Asset and property management fees	221	865
Net promote and other transactional income	—	6,619
Transactional fees [4]	10	81
Income tax provision	154	(1,468)
Total Fee Income	385	6,097

General and Administrative	(9,837)	(35,416)

Depreciation and amortization	(32,522)	(124,986)
Non-real estate depreciation and amortization	(114)	(457)
Gain on disposition of properties	16,254	30,324
Income before equity in earnings and noncontrolling interests	12,872	12,282

Equity in earnings of unconsolidated affiliates	1,793	8,922
Noncontrolling interests	6,645	31,841

NET INCOME ATTRIBUTABLE TO ACADIA	$21,310	$53,045

6

Income Statement – Pro Rata Adjustments
Supplemental Report – December 31, 2019	(in thousands)

	Quarter Ended December 31, 2019		Year to Date December 31, 2019
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(22,021)	$11,472	$(80,802)	$40,618
Percentage rents	(120)	98	(382)	239
Expense reimbursements - CAM [2]	(3,348)	1,311	(10,429)	3,967
Expense reimbursements - Taxes [2]	(2,367)	1,876	(8,804)	7,364
Other property income	(422)	57	(1,236)	327
Total Property Revenues	(28,278)	14,814	(101,653)	52,515

PROPERTY EXPENSES
Property operating - CAM	(5,722)	1,538	(20,681)	3,990
Other property operating (Non-CAM)	(1,658)	325	(5,617)	885
Real estate taxes	(3,565)	2,202	(12,962)	8,198
Total Property Expenses	(10,945)	4,065	(39,260)	13,073
NET OPERATING INCOME - PROPERTIES	(17,333)	10,749	(62,393)	39,442

OTHER INCOME (EXPENSE)
Interest income	(310)	—	(2,453)	119
Straight-line rent income (expense)	(794)	180	(3,265)	1,161
Above/below-market rent income (expense)	(5,043)	223	(7,276)	1,318
Interest expense [3]	8,404	(2,890)	37,492	(10,746)
Amortization of finance costs	1,282	(238)	5,494	(896)
Above/below-market interest income (expense)	—	21	—	84
Asset and property management income (expense)	300	(375)	866	(1,132)
Other income (expense)	(122)	3	(303)	30
Finance lease interest expense	65	—	261	—
Impairment of asset	—	—	1,326	—
CORE PORTFOLIO AND FUND INCOME	(13,551)	7,673	(30,251)	29,380

FEE INCOME
Asset and property management fees	4,092	137	16,269	454
Promote income from funds, net	—	—	—	—
Net promote and other transactional income	—	—	(4,886)	—
Transactional fees [4]	1,268	71	6,038	424
Income tax provision	(190)	(2)	193	(16)
Total Fee Income	5,170	206	17,614	862

General and Administrative	526	(18)	1,803	(426)
Depreciation and amortization	15,374	(6,068)	56,510	(20,894)
Non-real estate depreciation and amortization	—	—	—	—
Gain on disposition of properties	390	—	(10,539)	—
Income before equity in earnings and noncontrolling interests	7,909	1,793	35,137	8,922

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [7]	(1,264)	—	(3,296)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$6,645	$1,793	$31,841	$8,922

7

Balance Sheet
Supplemental Report – December 31, 2019	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$756,297	The components of Real estate under development, at cost are as follows:
Buildings and improvements	2,914,165	Core	$60,863
Construction in progress	13,617	Fund II	10,703
Right-of-use assets - finance leases [8]	102,055	Fund III	36,240
Right-of-use assets - operating leases [8]	60,006	Fund IV	145,596
	3,846,140	Total	$253,402
Less: Accumulated depreciation and amortization	(490,227)
Operating real estate, net	3,355,913	Summary of other assets, net:
Real estate under development	253,402	Deferred charges, net	$28,746
Net investments in real estate	3,609,315	Prepaid expenses	18,873
Notes receivable, net	114,943	Accrued interest receivable	9,872
Investments in and advances to unconsolidated affiliates	305,097	Derivative financial instruments	2,583
Lease intangibles, net	116,820	Other receivables	3,996
Other assets, net	73,838	Deposits	1,853
Cash and cash equivalents	15,845	Due from seller	3,682
Restricted cash	14,165	Income taxes receivable	1,755
Straight-line rents receivable, net	43,618	Corporate assets, net	1,565
Rents receivable	15,473	Deferred tax assets	913
Total Assets	$4,309,114	Total	$73,838

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,170,076	Summary of accounts payable and other liabilities:
Unsecured notes payable, net	477,320	Lease liability - finance leases, net [8]	$77,657
Unsecured line of credit	60,800	Lease liability - operating leases, net [8]	56,762
Accounts payable and other liabilities	288,590	Accounts payable and accrued expenses	68,838
Lease intangibles, net	82,926	Deferred income	33,682
Dividends and distributions payable	27,075	Tenant security deposits, escrow and other	12,590
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,362	Derivative financial instruments	39,061
Total Liabilities	2,122,149	Total	$288,590
Shareholders' Equity
Common shares	87
Additional paid-in capital	1,706,357
Accumulated other comprehensive loss	(31,175)
Distributions in excess of accumulated earnings	(132,961)
Total equity	1,542,308
Noncontrolling interests	644,657
Total Shareholders' Equity	2,186,965
Total Liabilities and Shareholders' Equity	$4,309,114

8

Balance Sheet – Pro-rata Adjustments[9]
Supplemental Report – December 31, 2019	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(191,584)	$92,111
Buildings and improvements	(1,009,795)	370,794
Construction in progress	(7,832)	841
Right-of-use assets - finance leases [8]	(4,129)	24,523
Right-of-use assets - operating leases [8]	(37,179)	—
	(1,250,519)	488,269
Less: Accumulated depreciation and amortization	88,246	(74,581)
Operating real estate, net	(1,162,273)	413,688
Real estate under development	(147,112)	1,062
Net investments in real estate	(1,309,385)	414,750
Notes receivable, net	(28,248)	—
Investments in and advances to unconsolidated affiliates	(63,257)	(239,504)
Lease intangibles, net	(44,435)	11,379
Other assets, net	7,928	3,354
Cash and cash equivalents	(6,886)	6,294
Restricted cash	(10,212)	1,233
Straight-line rents receivable, net	(14,565)	5,957
Rents receivable	(3,992)	2,936
Total Assets	$(1,473,052)	$206,399

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(735,525)	$179,497
Unsecured notes payable, net	(96,031)	(3)
Unsecured line of credit	—	—
Accounts payable and other liabilities	(97,555)	32,456
Lease intangibles, net	(22,664)	9,811
Lease liability - finance leases	—	—
Lease liability - operating leases	—	—
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,362)
Total Liabilities	(951,775)	206,399
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total equity	—	—
Noncontrolling interests	(521,277)	—
Total Shareholders' Equity	(521,277)	—
Total Liabilities and Shareholders' Equity	$(1,473,052)	$206,399

9

Balance Sheet – Pro-rata Adjustments[9]
Supplemental Report – December 31, 2019	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.

Effective January 1, 2019, expense reimbursements are combined with Rental income in accordance with Accounting Standards Codification 842, Leases. For more information about the implementation of ASC 842, please refer to the Company’s current Annual Report on Form 10-K.

3.	Net of capitalized interest of $4.2 million for the quarter and $12.6 million for the year ended December 31, 2019.

4.	Consists of development, construction, leasing and legal fees.

5.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

6.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

7.	Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $1.3 million for the quarter and $3.3 million for the year ended December 31, 2019.
8.

Effective January 1, 2019, the Company established right-of-use assets and corresponding lease liabilities associated with its leases payable in accordance with Accounting Standards Codification 842, Leases. For more information about the implementation of ASC 842, please refer to the Company’s current Annual Report on Form 10-K.

9.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

1.
10

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)
Supplemental Report – December 31, 2019	(in thousands)

	Quarter Ended				Year to Date	Quarter Ended	Year to Date
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019	December 31, 2018	December 31, 2018
Funds from operations ("FFO"):
Net Income	$12,197	$9,080	$10,458	$21,310	$53,045	$7,130	$31,439
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	21,999	21,722	22,436	23,216	89,373	22,040	85,852
Gain on disposition of depreciable properties (net of noncontrolling interest share)	(384)	—	(2,758)	(16,644)	(19,786)	—	(994)
Impairment charge	—	321	74	—	395	—	—
Income attributable to noncontrolling interests' share in Operating Partnership	930	722	784	1,399	3,835	597	2,573
FFO to Common Shareholders and Common OP Unit holders	$34,742	$31,845	$30,994	$29,281	$126,862	$29,767	$118,870

Retirement charge	—	—	—	—	—	2,036	2,036
FFO before Special Item	$34,742	$31,845	$30,994	$29,281	$126,862	$31,803	$120,906

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$34,742	$31,845	$30,994	$29,281	$126,862	$29,767	$118,870
Straight-line rent, net	(498)	(1,181)	(668)	1,028	(1,319)	(1,009)	(4,890)
Above/(below)-market rent	(7,523)	(2,271)	(1,850)	(3,049)	(14,693)	(4,941)	(11,406)
Amortization of finance costs	696	786	733	764	2,979	661	2,492
Above/below-market interest	(47)	(47)	(47)	(47)	(188)	(47)	(188)
Non-real estate depreciation	117	114	112	114	457	119	506
Stock-based compensation [1]	3,278	1,776	1,709	3,388	10,151	4,003	11,817
Leasing commissions	(537)	(584)	(312)	(221)	(1,654)	(713)	(1,877)
Tenant improvements	(1,810)	(1,834)	(450)	(1,505)	(5,599)	(2,896)	(10,076)
Maintenance capital expenditures	(527)	(231)	(1,220)	(1,735)	(3,713)	(574)	(3,154)
AFFO to Common Shareholders and Common OP Unit holders	$27,891	$28,373	$29,001	$28,018	$113,283	$24,370	$102,094

Total weighted-average diluted shares and OP Units	87,969	89,530	90,683	92,585	90,046	87,212	87,728

Diluted FFO per Common share and OP Unit:
FFO	$0.39	$0.36	$0.34	$0.32	$1.41	$0.34	$1.35

FFO before special item	$0.39	$0.36	$0.34	$0.32	$1.41	$0.36	$1.38

__________

1.	Amounts for prior periods have been updated to include adjustments for stock-based compensation.
11

EBITDA
Supplemental Report – December 31, 2019	(in thousands)

	Quarter Ended December 31, 2019			Year to Date December 31, 2019
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA

Net Income Attributable to Acadia	$22,012	$(702)	$21,310	$55,961	$(2,916)	$53,045

Adjustments:
Depreciation and amortization	18,936	4,394	23,330	73,561	16,266	89,827
Interest expense	6,860	2,064	8,924	26,560	9,627	36,187
Amortization of finance costs	389	375	764	1,371	1,608	2,979
Above/below-market interest	(47)	—	(47)	(188)	—	(188)
Gain on disposition of properties	(16,771)	127	(16,644)	(16,771)	(3,015)	(19,786)
Provision (benefit) for income taxes	100	(62)	38	1,215	76	1,291
Impairment charge	—	—	—	—	395	395
Noncontrolling interest - OP	1,264	—	1,264	3,296	—	3,296
EBITDA	$32,743	$6,196	$38,939	$145,005	$22,041	$167,046

12

Core Portfolio – Same Property Performance [1]
Supplemental Report – December 31, 2019	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	December 31, 2019	December 31, 2018	Favorable/ (Unfavorable)	December 31, 2019	December 31, 2018	Favorable/ (Unfavorable)

Summary
Minimum rents	$32,449	$31,554	2.8%	$129,036	$125,674	2.7%
Expense reimbursements	9,278	9,646	(3.8)%	37,760	36,770	2.7%
Other property income	185	279	(33.7)%	1,010	1,025	(1.5)%

Total Revenue	41,912	41,479	1.0%	167,806	163,469	2.7%

Expenses
Property operating - CAM & Real estate taxes	10,421	10,845	3.9%	41,366	42,204	2.0%
Other property operating (Non-CAM)	494	557	11.3%	2,510	1,955	(28.4)%

Total Expenses	10,915	11,402	4.3%	43,876	44,159	0.6%

Same Property NOI - Core properties	$30,997	$30,077	3.1%	$123,930	$119,310	3.9%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	4,575	3,392		16,312	14,235
Core NOI	$35,572	$33,469		$140,242	$133,545

Other same property information
Physical Occupancy	94.8%	95.2%
Leased Occupancy	95.4%	96.1%
__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
13

Fee Income by Fund
Supplemental Report – December 31, 2019	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date December 31, 2019
Asset and property management fees	$2,181	$1,925	$4,903	$7,749	$830	$17,588
Transactional fees	726	1,087	2,383	2,269	78	6,543
Total fees	$2,907	$3,012	$7,286	$10,018	$908	$24,131

Quarter Ended December 31, 2019
Asset and property management fees	$552	$444	$1,163	$2,086	$205	$4,450
Transactional fees	133	163	517	531	5	1,349
Total fees	$685	$607	$1,680	$2,617	$210	$5,799

Quarter Ended September 30, 2019
Asset and property management fees	$537	$481	$1,211	$1,967	$189	$4,385
Transactional fees	312	406	781	644	6	2,149
Total fees	$849	$887	$1,992	$2,611	$195	$6,534

Quarter Ended June 30, 2019
Asset and property management fees	$542	$490	$1,250	$1,859	$250	$4,391
Transactional fees	173	210	627	604	57	1,671
Total fees	$715	$700	$1,877	$2,463	$307	$6,062

Quarter Ended March 31, 2019
Asset and property management fees	$550	$510	$1,279	$1,837	$186	$4,362
Transactional fees	108	308	458	490	10	1,374
Total fees	$658	$818	$1,737	$2,327	$196	$5,736

14

Structured Financing Portfolio
Supplemental Report – December 31, 2019	(in thousands)

	September 30, 2019			Quarter Ended December 31, 2019					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Advances	Conversions	Principal [1]	Interest	Balance	Rate	Rate	Dates
First mortgage notes	$56,475	$4,723	$61,198	$13,530	$—	$70,005	$4,958	$74,963	6.97%	6.98%	Apr-20 to Oct-21

Other notes	6,462	100	6,562	—	—	6,462	176	6,638	4.62%	4.66%	Apr-21 to Apr-26

Total Core notes receivable	$62,937	$4,823	$67,760	$13,530	$—	$76,467	$5,134	$81,601	6.77%	6.79%

__________

1. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$76,467
Pro-rata share of Fund loans						10,228

Total Pro-rata Notes Receivable						$86,695

15

Transactional Activity
Supplemental Report – December 31, 2019	(in thousands)

Fund

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Key Tenants	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Core:

565 Broadway	New York, NY	Pink	December 9, 2019	$28,741	100.00%	$—	28,741
8436-8452 Melrose Place	Los Angeles, CA	The Row, Chloe, Violet Grey	October 25, 2019	48,691	100.00%	—	48,691
907, 849 & 912 W. Armitage Avenue	Chicago, IL	Marine Layer, Kiehl's	December 11 and September 11, 2019	10,738	100.00%	—	10,738
1238-1242 Wisconsin Avenue [3]	Washington, DC	—	May 2, 2019	—	100.00%	—	—
41, 45, 47, 51 and 53 Greene Street - Soho Collection	New York, NY	Frame Denim, A.L.C., Stone Island, Theory	March 15, March 27, May 29, July 30 and November 8, 2019	87,006	100.00%	—	87,006
3104 M Street	Washington, DC	—	January 24, 2019	10,681	20.00%	—	2,136
				185,857		—	177,312
Fund IV:
110 University Place [4]	New York, NY	—	April 30, 2019	10,536	100.00%	10,536	2,436

Fund V:
Frederick County Acquisitions	Frederick County, MD	Kmart, Kohl's, Best Buy	August 21, 2019	54,870	90.00%	49,383	9,926
Landstown Commons	Virginia Beach, VA	Best Buy, Ross, Ulta	August 2, 2019	86,961	100.00%	86,961	17,479
Lincoln Commons [5]	Lincoln, RI	Stop and Shop, Marshall's	June 21, 2019	54,299	100.00%	54,299	10,914
Palm Coast Landing	Palm Coast, FL	TJ Maxx, Michaels, PetSmart	May 6, 2019	36,644	100.00%	36,644	7,365
Tri-City Plaza	Vernon, CT	TJ Maxx, HomeGoods	April 30, 2019	36,706	90.00%	33,035	6,640
Family Center at Riverdale	Riverdale, UT	Target	March 19, 2019	48,549	90.00%	43,694	8,782
				318,029		304,016	61,106
				$514,422		$314,552	$240,854

DISPOSITIONS
Core:
Pacesetter Park Plaza	Pomona, NY		October 28, 2019	$22,550	100.00%	$—	$22,550

Fund III:
3104 M Street	Washington, DC		January 24, 2019	10,500	80.00%	8,400	2,061
Nostrand Avenue	Brooklyn, NY		August 22, 2019	27,650	100.00%	27,650	6,785
				38,150		36,050	8,846
Fund IV:
938 W. North Street	Chicago, IL		September 27, 2019	32,000	100.00%	32,000	7,398
210 Bowery (3 residential condo units)	New York, NY		May 15, September 23, November 7, 2019	8,826	100.00%	8,826	2,041
JFK Plaza	Waterville, ME		July 24, 2019	7,800	100.00%	7,800	1,803
				48,626		48,626	11,242
				$109,326		$84,676	$42,638

16

Transactional Activity
Supplemental Report – December 31, 2019	(in thousands)

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Core:
Pacesetter Park Plaza	First Mortgage	October 28, 2019	$13,530	100.00%	$—	$13,530

Fund IV:
900 W. Randolph Note	Redemption	June 20, 2019	$15,250	100.00%	$15,250	$3,526

________

1.	Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.
2.	Acquisition amounts include capitalized acquisition costs, where applicable.
3.	Property under ground lease which has been accounted for as a finance lease in the amount of $11.2 million. See “Development and Redevelopment Activity” page in this Supplemental Report.
4.

Property under ground lease which has been accounted for as an operating lease. Amount represents the price paid for the leasehold interest. See “Development and Redevelopment Activity” page in this Supplemental Report.

5.	Acquisition amount includes $1.6 million placed into escrow to cover potential contingent costs for selected tenants.

17

2020 Guidance
Supplemental Report – December 31, 2019	(in thousands)

	2020 Guidance Forecast
	Low		High		2019 Actual [1]
(in $ millions, except per share amounts)	$ Millions	$/Share	$ Millions	$/Share	$ Millions	$/Share

GAAP Net Income	$22.0	$0.25	$34.7	$0.39	$53.0	$0.62

FFO:
Core property NOI	$141.5		$143.5		$140.2
Fund property NOI	21.0		22.0		17.3
Straight-line and above/below market rents	8.0		9.5		8.7
Interest income (Structured Finance Portfolio)	8.0		9.0		5.7
Fund fee income, net	21.0		23.5		22.8
Interest expense, net of capitalized interest [2]	(48.0)		(49.0)		(42.3)
General and administrative	(35.5)		(35.0)		(34.1)
Non-real estate depreciation and other expenses	(0.5)		(1.0)		(0.6)
FFO, prior to transactional activity [3]	$115.5	$1.25	$122.5	$1.32	$117.7	$1.31

Acquisitions and related fees		0.01		0.04	—	—
Net Promote and other Core and Fund transactional income [4]		0.06		0.10	1.7	0.02
Accelerated tenant recapture - GAAP Adjustments [5]		—		—	7.5	0.08
FFO		$1.32		$1.46	$126.9	$1.41

Additional Guidance Assumptions
Fully diluted common shares - weighted average	88.0		89.0		84.4
Fully diluted common shares and OP Units - weighted average	92.6		92.6		90.0
Same property net operating income growth	1.5%		2.5%		3.9%
Fund acquisitions	$200		$600		$318

__________

1.	For a reconciliation of FFO per share to net income per share, please see the “2020 Guidance” section of the earnings release in Section I of this Supplemental Report.
2.	Inclusive of interest expense, amortization of finance costs, above and below market interest and capital lease interest.
3.	Before acquisition and gains/losses on sale or impairment of depreciated and non-operating assets.
4.	Represents net promote and other transactional activity.
5.	Includes amounts associated with the early recapture of below-market leases.
18

Net Asset Valuation Information
Supplemental Report – December 31, 2019	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$35,572	N/A	$914	$6,626	$12,912
Less:
(Income) loss from properties sold or under contract	(53)	N/A	(45)	66	—
(Income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(2,160)	N/A	(869)	(575)	—
Net Operating Income of stabilized assets	$33,359	N/A	$—	$6,117	$12,912

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$20,526	N/A	$25,413	$33,252	$—
Development and redevelopment projects [4]	191,702	N/A	7,432	38,853	—
Total Costs to Date	$212,228	N/A	$32,845	$72,105	$—

Debt (Pro Rata)	$788,650	$76,220	$14,724	$94,675	$85,926

Finance Lease (Pro Rata)	$120,914	$1,535	$—	$—	$—

__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $526.2 million and debt of $283.3 million.
3.

Pre-stabilized assets consist of the following projects for the Core Portfolio: 613-623 West Diversey; Fund III: 640 Broadway and Cortlandt Crossing; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.

4.	See “Development and Redevelopment Activity” page in this Supplemental Report.
19

Selected Financial Ratios
Supplemental Report – December 31, 2019	(in thousands)

	Quarter Ended December 31,				Year to Date December 31,					Quarter Ended
COVERAGE RATIOS [1]	2019		2018		2019		2018		LEVERAGE RATIOS	December 31, 2019		September 30, 2019
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$32,743		$37,480		$145,005		$143,290		Debt + Preferred Equity (Preferred O.P. Units)	$1,073,143		$1,002,963
Interest expense	6,860		6,736		26,560		26,245		Total Market Capitalization	3,460,388		3,624,178
Principal Amortization	1,036		914		3,053		3,808		Debt + Preferred Equity/
Preferred Dividends [3]	1,264		135		3,295		540		Total Market Capitalization	31%		28%
Fixed-Charge Coverage Ratio - Core Portfolio	3.6	x	4.8	x	4.4	x	4.7	x

EBITDA divided by:	$38,939		$41,761		$167,046		$159,672		Debt [6]	$1,057,890		$977,486
Interest expense	8,924		9,299		36,187		35,559		Total Market Capitalization	3,460,388		3,624,178
Principal Amortization	1,230		1,140		3,717		4,765		Net Debt + Preferred Equity/
Preferred Dividends	1,264		135		3,295		540		Total Market Capitalization	31%		27%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.4	x	3.9	x	3.9	x	3.9	x

Payout Ratios									Debt/EBITDA Ratios

Dividends declared (per share/OP Unit)	$0.29		$0.28		$1.13		$1.09		Debt	$788,650		$728,897
									EBITDA	145,005		151,106
Dividends (Shares) & Distributions (OP Units) declared	$27,049		$24,455		$103,439		$95,888		Debt/EBITDA - Core Portfolio	5.4	x	4.8	x
FFO	29,281		29,767		126,862		118,870
FFO Payout Ratio	92%		82%		82%		81%		Debt [5]	$776,879		$712,760
									EBITDA	145,005		151,106
									Net Debt/EBITDA - Core Portfolio	5.4	x	4.7	x
Dividends (Shares) & Distributions (OP Units) declared	$27,049		$24,455		$103,439		$95,888
AFFO [7]	28,018		24,370		113,283		102,094		Debt [4]	$1,060,195		$988,692
AFFO Payout Ratio	97%		100%		91%		94%		EBITDA	167,046		172,571
									Debt/EBITDA - Core Portfolio and Funds	6.3	x	5.7	x

									Debt [6]	$1,044,942		$963,215
									EBITDA	167,046		172,571
									Net Debt/EBITDA - Core Portfolio and Funds	6.3	x	5.6	x

20

Selected Financial Ratios
Supplemental Report – December 31, 2019	(in thousands)

__________

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.
7.

Prior periods updated to include an adjustment for stock-based compensation, see Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

21

Portfolio Debt - Summary
Supplemental Report – December 31, 2019	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$410,800	3.4%	3.1	$17,377	—	—	$428,177	40%	3.2%	3.0	$52,823	$—	$481,000
Variable-Rate Debt [5]	—	—	—	14,214	7.9%	2.7	14,214	1%	7.9%	2.7	43,211	—	57,425
								41%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	344,946	4.2%	6.4	172,178	4.3%	2.8	517,124	50%	4.2%	5.2	543,883	(138,683)	922,324
Variable-Rate Debt [5]	32,904	3.4%	3.6	67,776	2.8%	0.9	100,680	9%	3.0%	1.8	198,370	(41,871)	257,179
								59%

Total	$788,650	3.7%	4.6	$271,545	3.9%	2.2	$1,060,195	100%	3.8%	4.0	$838,287	$(180,554)	1,717,928

Unamortized premium													651
Net unamortized loan costs													(10,383)
Total													$1,708,196
_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

22

Portfolio Debt - Detail
Supplemental Report – December 31, 2019	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2019	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	07/01/16	None
163 Highland Avenue		8,582	100.00%	8,582	4.66%	02/01/24	None
Crossroads Shopping Center		64,943	49.00%	31,822	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		16,152	50.00%	8,076	4.72%	12/10/27	None
State & Washington		23,881	100.00%	23,881	4.40%	09/05/28	None
239 Greenwich Avenue		26,572	75.00%	19,929	3.88%	01/10/29	None
North & Kingsbury		12,164	100.00%	12,164	4.01%	11/05/29	None
151 North State Street		13,574	100.00%	13,574	4.03%	12/01/29	None
Concord & Milwaukee		2,650	100.00%	2,650	4.40%	06/01/30	None
California & Armitage		2,506	100.00%	2,506	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		410,800	100.00%	410,800	3.36%	3.1 YRS
Secured interest rate swaps [1]		100,978	90.05%	90,933	4.10%	6.5 YRS

Sub-Total Fixed-Rate Debt		842,552		755,746	3.74%

Secured Variable-Rate Debt
3104 M Street [5]		4,518	20.00%	904	Prime+50	12/10/21	None
28 Jericho Turnpike		13,416	100.00%	13,416	LIBOR+190	01/23/23	None
60 Orange Street		7,001	98.00%	6,861	LIBOR+175	04/03/23	None
Gotham Plaza		19,421	49.00%	9,516	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		11,140	100.00%	11,140	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(100,978)	90.05%	(90,933)	LIBOR+240	6.5 YRS

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		60,800	100.00%	60,800	LIBOR+115	03/31/22	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	03/31/23	None
Unsecured interest rate swaps [1]		(410,800)	100.00%	(410,800)	LIBOR+166	3.1 YRS

Sub-Total Variable-Rate Debt		164,518		32,904	LIBOR+175

Total Debt - Core Portfolio		$1,007,070		$788,650	3.73%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,340	4.75%	05/29/20	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/01/25	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	648,726	20.73%	134,512	3.61%	0.5 YRS
Sub-Total Fixed-Rate Debt		856,915		189,555	3.93%

Variable-Rate Debt
Wake Forest Crossing	Fund IV	23,337	23.12%	5,396	LIBOR+160	02/14/20	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	03/13/20	2 x 12 mos.
650 Bald Hill Road [4]	Fund IV	16,624	20.81%	3,459	LIBOR+265	04/27/20	None
Acadia Strategic Opportunity Fund V LLC	Fund V	—	20.10%	—	LIBOR+160	05/04/20	1 x 12 mos.
Eden Square [4]	Fund IV	24,181	22.78%	5,508	LIBOR+215	06/01/20	1 x 12 mos.
17 E. 71st Street	Fund IV	18,833	23.12%	4,354	LIBOR+190	06/09/20	None

23

Portfolio Debt - Detail
Supplemental Report – December 31, 2019	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2019	Percent	Amount	Rate	Maturity	Options

Cortlandt Crossing	Fund III	35,084	24.54%	8,610	LIBOR+275	06/19/20	2 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+165	09/20/20	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	56,700	23.12%	13,109	LIBOR+310	12/09/20	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	8,400	23.12%	1,942	LIBOR+165	12/31/20	None
640 Broadway [4]	Fund III	39,470	15.49%	6,114	LIBOR+310	01/09/21	1 x 12 mos.
New Towne Center	Fund V	16,900	20.10%	3,397	LIBOR+220	02/01/21	2 x 12 mos.
Broughton Street Portfolio	Fund IV	29,175	23.12%	6,745	LIBOR+250	05/01/21	None
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	06/05/21	2 x 12 mos.
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/21	2 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	79,225	23.12%	18,317	LIBOR+200	06/30/21	None
146 Geary Street	Fund IV	22,900	23.12%	5,294	LIBOR+340	07/14/21	1 x 12 mos.
Restaurants at Fort Point	Fund IV	6,070	23.12%	1,403	LIBOR+235	08/25/21	None
CityPoint [4]	Fund II	19,073	26.67%	5,087	LIBOR+139	11/01/21	None
Promenade at Manassas [4]	Fund IV	25,840	22.78%	5,886	LIBOR+175	12/05/21	2 x 12 mos.
Airport Mall	Fund IV	5,334	23.12%	1,233	LIBOR+200	04/01/22	None
Colonie Plaza	Fund IV	11,713	23.12%	2,708	LIBOR+225	04/01/22	None
Dauphin Plaza	Fund IV	9,718	23.12%	2,247	LIBOR+200	04/01/22	None
Shaw's Plaza (Waterville)	Fund IV	7,636	23.12%	1,765	LIBOR+200	04/01/22	None
Wells Plaza	Fund IV	3,200	23.12%	740	LIBOR+200	04/01/22	None
CityPoint Phase III [4]	Fund II	24,225	26.67%	6,461	LIBOR+300	03/01/22	2 x 12 mos.
Dauphin Plaza	Fund IV	3,000	23.12%	694	LIBOR+200	04/01/22	None
Wells Plaza - Second Mortgage	Fund IV	2,500	23.12%	578	LIBOR+200	04/01/22	None
Paramus Plaza [4]	Fund IV	18,900	11.56%	2,185	LIBOR+175	04/26/22	None
Riverdale [4]	Fund V	32,233	17.97%	5,794	LIBOR+170	05/28/22	2 x 12 mos.
Shaw's Plaza (Windham)	Fund IV	5,702	23.12%	1,318	LIBOR+200	12/01/22	None
Mayfair Center	Fund IV	11,895	23.12%	2,750	LIBOR+200	12/01/22	2 x 12 mos.
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	30,000	20.10%	6,030	LIBOR+190	10/05/24	None
Tri-City Plaza	Fund V	30,206	18.09%	5,464	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Frederick County Square	Fund V	15,120	18.09%	2,735	LIBOR+240	01/01/25	1 x 12 mos.
Interest rate swaps [1]	Funds II, IV & V	(648,726)	20.73%	(134,512)	LIBOR+195	0.5 YRS
Sub-Total Variable-Rate Debt		360,971		81,990	LIBOR+199
Total Debt - Funds		$1,217,886		$271,545	3.86%
Total Debt - Core Portfolio and Funds		$2,224,956		$1,060,195	3.76%

_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements. Fund interest rate swaps include $155.4 million of Core swaps which are not designated to specific debt instruments.

2.	This loan is in default as of December 31, 2019 and is accruing interest for accounting purposes at the default rate of 11%.
3.	The interest rate on the unsecured revolving credit facility excludes a 20 basis point facility fee.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

24

Future Debt Maturities [1]
Supplemental Report – December 31, 2019	(in thousands)

Core Portfolio	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020	$5,705	$26,250	$31,955	$4,297	$5,833	$10,130	6.00%	6.00%	n/a
2021	5,938	4,127	10,065	4,488	825	5,313	5.25%	n/a	5.25%
2022	5,986	60,800	66,786	4,633	60,800	65,433	3.05%	n/a	3.05%
2023	5,068	545,351	550,419	3,843	408,306	412,149	3.02%	n/a	3.02%
2024	4,235	65,795	70,030	3,289	35,980	39,269	4.09%	4.09%	n/a
Thereafter	14,661	263,154	277,815	13,258	243,098	256,356	3.95%	4.18%	3.23%
Total	$41,593	$965,477	$1,007,070	$33,808	$754,842	$788,650

Funds	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020	$2,857	$445,726	$448,583	$656	$112,271	$112,927	4.34%	4.75%	3.97%
2021	2,807	307,303	310,110	630	66,005	66,635	3.89%	n/a	3.89%
2022	3,248	132,234	135,482	674	27,589	28,263	3.87%	n/a	3.87%
2023	4,718	40,947	45,665	930	8,230	9,160	3.20%	n/a	3.20%
2024	3,411	251,991	255,402	670	49,594	50,264	3.49%	n/a	3.49%
Thereafter	253	22,391	22,644	48	4,248	4,296	3.93%	3.64%	4.10%
Total	$17,294	$1,200,592	$1,217,886	$3,608	$267,937	$271,545

__________

1.	Does not include any applicable extension options or subsequent refinancings.
2.	Refer to the Company’s Annual Report on Form 10-K for additional information.

25

Core Portfolio Retail Properties - Detail
Supplemental Report – December 31, 2019	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,845,848	$267.12
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,313,164	95.41
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,210	—	—	40,210	81.4%	—%	—%	81.4%	81.4%	5,209,839	159.23
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,037,056	44.04
Clark Street and W. Diversey Collection (3 properties)	Ann Taylor, Starbucks	2011 2012	100.0%	23,531	—	—	23,531	50.1%	—%	—%	50.1%	50.1%	697,459	59.10
Halsted and Armitage Collection (12 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019	100.0%	51,104	—	—	51,104	100.0%	—%	—%	100.0%	100.0%	2,373,945	46.45
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	62.0%	46.8%	46.8%	822,286	35.18
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,309,875	42.02
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—%	—%	100.0%	100.0%	1,759,227	42.19
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—%	—%	100.0%	100.0%	425,203	32.45
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	621,266	48.19
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	604,179	33.33
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	98.6%	—%	—%	98.6%	98.6%	6,854,811	39.45
				625,647	—	84,066	709,713	94.0%	—%	57.4%	89.7%	90.8%	39,304,158	61.77
New York Metro
Soho Collection (10 properties)	Paper Source, Faherty, ALC Stone Island, Taft, Frame, Theory	2011 2014 2019	100.0%	33,553	—	—	33,553	78.6%	—%	—%	78.6%	89.9%	8,992,661	341.03
5-7 East 17th Street	Union Park Events	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	77.8%	—%	—%	77.8%	77.8%	1,921,520	427.29
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	—%	—%	—%	—%	100.0%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	968,387	85.32
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21

26

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2019

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	66.6%	66.6%	66.6%	324,007	33.33
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,641,124	99.14
252-256 Greenwich Avenue	Madewell, Jack Wills, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,350,370	169.09
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	100.0%	100.0%	100.0%	985,972	24.45
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	790,705	389.32
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	1,971,384	178.59
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,163,976	39.98
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	100.0%	—%	—%	100.0%	100.0%	3,046,736	405.53
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,332,491	33.43
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,927	25,927	—%	—%	58.6%	58.6%	58.6%	1,067,395	70.25
				120,138	86,950	135,650	342,738	87.7%	100.0%	88.5%	91.1%	94.1%	29,960,902	95.90
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,219,355	41.79
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,219,355	41.79
Los Angeles Metro
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,365,606	168.97
				14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,365,606	168.97
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steak- house, TD Bank	2012	100.0%	20,669	—	—	20,669	100.0%	—%	—%	100.0%	100.0%	1,359,986	65.80
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	80.7%	89.1%	93.4%	1,605,057	31.24
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, Sephora, The Reformation	2011 2016 2019	24.9%	244,709	—	—	244,709	90.8%	—%	—%	90.8%	94.2%	16,463,715	74.08
				265,378	25,134	32,533	323,045	91.5%	100.0%	80.7%	91.1%	94.4%	19,428,758	66.01
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	277,719	264.49
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,521,236	27.52

Total Street and Urban Retail				1,026,213	272,746	294,645	1,593,604	92.7%	100.0%	80.4%	91.7%	93.5%	$98,800,015	$67.62

Acadia Share Total Street and Urban Retail				828,151	272,746	281,422	1,382,320	93.1%	100.0%	81.4%	92.1%	93.7%	$84,810,177	$66.64
27

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2019

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

SUBURBAN PROPERTIES
New Jersey
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	71.3%	84.1%	84.1%	1,372,830	15.61
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	98.1%	98.1%	98.1%	2,795,940	32.72
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	84.8%	94.2%	94.2%	3,176,630	27.34
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	53.5%	80.9%	89.9%	1,683,453	32.89
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,177	311,904	—%	100.0%	76.5%	91.8%	91.8%	7,089,909	24.77
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,188,447	8.56
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	70.7%	83.0%	83.0%	2,476,876	32.95

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,827,704	16.99

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,905,550	9.60
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,311,747	32.38

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	94.3%	98.4%	100.0%	2,147,052	21.50

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,258	98,950	—%	100.0%	65.1%	83.3%	96.4%	830,409	10.07

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	79.2%	90.0%	90.5%	3,168,339	14.91

28

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2019

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Michigan
Bloomfield Town Square	Best Buy, HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,183	235,022	—%	100.0%	89.7%	96.4%	96.4%	3,745,862	16.53

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	65.1%	—	748,210	51,808	800,018	—%	91.6%	85.7%	91.3%	91.3%	12,642,074	17.32
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	95.5%	97.4%	97.4%	3,022,011	30.41
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	30.1%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	894,880	5.73
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	988,897	26.27
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,225,915	20.69

Total Suburban Properties				—	3,028,695	987,397	4,016,092	—%	97.9%	82.3%	94.1%	94.6%	$61,210,699	$17.30

Acadia Share Total Suburban Properties				—	2,699,160	906,892	3,606,052	—%	98.7%	82.6%	94.7%	95.3%	$53,931,537	$17.00

Total Core Properties				1,026,213	3,301,441	1,282,042	5,609,696	92.7%	98.1%	81.8%	93.4%	94.3%	$160,010,714	$31.99

Acadia Share Total Core Properties				828,151	2,971,906	1,188,314	4,988,372	93.1%	98.9%	82.3%	94.0%	94.8%	$138,741,714	$31.20

__________

1.

Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 of office GLA.
4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

29

Core Portfolio – Top Tenants [1]
Supplemental Report – December 31, 2019	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	390,416	$7,809,968	7.8%	5.6%
Walgreens [2]	6	95,189	4,129,377	1.9%	3.0%
Nordstrom, Inc.	2	88,982	3,515,492	1.8%	2.5%
Royal Ahold [3]	3	155,461	3,268,460	3.1%	2.4%
Bed, Bath, and Beyond [4]	3	122,466	3,147,405	2.5%	2.3%
TJX Companies [5]	8	229,043	2,631,830	4.6%	1.9%
Ascena Retail Group [6]	4	19,914	2,558,108	0.4%	1.8%
LA Fitness International LLC	2	100,000	2,524,787	2.0%	1.8%
Lululemon	2	7,533	2,400,920	0.2%	1.7%
Trader Joe's	3	41,432	2,255,989	0.8%	1.6%
Gap [7]	3	39,717	1,998,519	0.8%	1.4%
Albertsons Companies [8]	2	123,409	1,980,640	2.5%	1.4%
Home Depot	3	312,718	1,964,443	6.3%	1.4%
Bob's Discount Furniture	2	57,969	1,629,028	1.2%	1.2%
Tapestry [9]	2	4,250	1,552,282	0.1%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,424,318	0.6%	1.0%
DSW	2	35,842	1,408,351	0.7%	1.0%
JP Morgan Chase	6	23,853	1,367,469	0.5%	1.0%
Dick's Sporting Goods, Inc	2	86,415	1,321,634	1.7%	1.0%
Citibank	4	16,160	1,267,025	0.3%	0.9%
TOTAL	65	1,982,266	$50,156,045	39.7%	36.0%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Walgreens (4 locations), Rite Aid (2 locations)
3.	Stop and Shop (3 locations)
4.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
5.	TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
6.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Lane Bryant (1 location)
7.	Old Navy (2 locations), Banana Republic (1 location)
8.	Shaw’s (2 locations)
9.	Kate Spade (2 locations)
30

Core Portfolio – Lease Expirations
Supplemental Report – December 31, 2019	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	3	4,356	0.6%	$50.81	0.3%	—	—	—%	$—	—%
2020	11	28,927	3.8%	135.94	5.9%	—	—	—%	—	—%
2021	25	94,915	12.3%	56.75	8.0%	12	513,881	19.2%	14.59	18.5%
2022	12	53,607	7.0%	119.38	9.5%	4	172,605	6.4%	15.71	6.7%
2023	17	134,281	17.4%	76.59	15.3%	9	403,062	15.0%	18.35	18.3%
2024	11	62,314	8.1%	89.10	8.3%	12	470,161	17.5%	11.97	13.9%
2025	16	51,646	6.7%	145.94	11.2%	9	360,332	13.4%	17.63	15.7%
2026	16	34,319	4.5%	123.93	6.3%	3	72,216	2.7%	13.07	2.3%
2027	9	29,113	3.8%	104.86	4.6%	1	45,000	1.7%	23.10	2.6%
2028	10	145,048	18.8%	61.31	13.3%	7	409,287	15.3%	12.93	13.1%
2029	10	41,006	5.3%	108.53	6.6%	3	89,164	3.3%	16.12	3.5%
Thereafter	9	91,156	11.7%	77.84	10.7%	4	147,502	5.5%	14.82	5.4%
Total	149	770,688	100.0%	$87.01	100.0%	64	2,683,210	100.0%	$15.07	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		57,463					33,780
Total Square Feet		828,151					2,971,906

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	3	9,638	1.0%	$25.85	0.8%	6	13,994	0.3%	$33.62	0.3%
2020	22	63,354	6.5%	25.47	5.2%	33	92,281	2.1%	60.10	4.0%
2021	37	149,600	15.3%	23.98	11.5%	74	758,396	17.1%	21.72	11.9%
2022	37	119,482	12.2%	34.95	13.4%	53	345,694	7.8%	38.44	9.6%
2023	35	128,964	13.2%	30.56	12.6%	61	666,307	15.0%	32.45	15.6%
2024	33	124,344	12.7%	31.05	12.4%	56	656,819	14.8%	22.90	10.8%
2025	26	74,175	7.6%	29.97	7.1%	51	486,153	11.0%	33.14	11.6%
2026	14	55,144	5.6%	35.13	6.2%	33	161,679	3.6%	44.13	5.1%
2027	13	52,971	5.4%	29.85	5.1%	23	127,084	2.9%	44.64	4.1%
2028	24	120,095	12.3%	35.94	13.8%	41	674,430	15.2%	27.43	13.3%
2029	10	27,482	2.8%	28.35	2.5%	23	157,652	3.6%	42.29	4.8%
Thereafter	14	52,893	5.4%	55.47	9.4%	27	291,551	6.6%	41.90	8.9%
Total	268	978,142	100.0%	$31.81	100.0%	481	4,432,040	100.0%	$31.18	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		210,172					301,416
Total Square Feet		1,188,314					4,988,372

_________

1.	Leases currently under month to month or in process of renewal
31

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – December 31, 2019

	Quarter Ended								Year to Date
	March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019		December 31, 2019
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	2	2	1	1	2	2	2	2	7	7
GLA	4,299	4,299	773	773	52,466	52,466	3,590	3,590	61,128	61,128
New base rent	$58.64	$55.99	$36.21	$38.12	$20.38	$17.63	$47.80	$45.76	$24.88	$22.24
Previous base rent	$46.22	$51.71	$34.97	$39.45	$15.79	$18.59	$36.72	$36.83	$19.40	$22.25
Average cost per square foot	$68.49	$68.49	$51.69	$51.69	$28.66	$28.66	$64.87	$64.87	$33.88	$33.88
Weighted Average Lease Term (years)	8.7	8.7	5.0	5.0	19.9	19.9	8.6	8.6	18.3	18.3
Percentage growth in base rent [4]	26.9%	8.3%	3.5%	(3.4)%	29.1%	(5.2)%	30.2%	24.2%	28.2%	(0.0)%

Renewal Leases
Number of renewal leases executed	6	6	7	7	15	15	7	7	35	35
GLA	118,172	118,172	114,669	114,669	202,065	202,065	11,397	11,397	446,303	446,303
New base rent	$4.49	$4.47	$15.69	$15.41	$25.16	$24.35	$27.14	$25.81	$17.30	$16.83
Expiring base rent	$4.39	$4.43	$14.54	$14.55	$21.56	$22.85	$23.85	$24.68	$15.27	$15.89
Average cost per square foot	$—	$—	$1.86	$1.86	$2.47	$2.47	$1.75	$1.75	$1.64	$1.64
Weighted Average Lease Term (years)	4.8	4.8	5.9	5.9	5.4	5.4	5.5	5.5	5.4	5.4
Percentage growth in base rent	2.3%	0.9%	7.9%	5.9%	16.7%	6.6%	13.8%	4.6%	13.3%	5.9%

Total New and Renewal Leases
Number of new and renewal leases executed	8	8	8	8	17	17	9	9	42	42
GLA commencing	122,471	122,471	115,442	115,442	254,531	254,531	14,987	14,987	507,431	507,431
New base rent	$6.39	$6.28	$15.83	$15.56	$24.17	$22.96	$32.09	$30.59	$18.22	$17.48
Expiring base rent	$5.86	$6.09	$14.68	$14.72	$20.37	$21.97	$26.93	$27.59	$15.77	$16.65
Average cost per square foot	$2.40	$2.40	$2.19	$2.19	$7.87	$7.87	$16.87	$16.87	$5.52	$5.52
Weighted Average Lease Term (years)	5.0	5.0	5.9	5.9	8.4	8.4	6.2	6.2	6.9	6.9
Percentage growth in base rent	9.1%	3.1%	7.8%	5.7%	18.7%	4.5%	19.1%	10.9%	15.5%	5.0%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

4.	Rent spreads for September 30, 2019 include a lease encompassing 414 square feet on Madison Avenue, New York City.

32

Core Portfolio – Capital Expenditures
Supplemental Report – December 31, 2019

	Quarter Ended				Year to Date
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019	December 31, 2018
Leasing Commissions	$537	$584	$312	$221	$1,654	$1,877
Tenant Improvements	1,810	1,834	450	1,505	5,599	10,076
Maintenance Capital Expenditures	527	231	1,220	1,735	3,713	3,154
Total Capital Expenditures	$2,874	$2,649	$1,982	$3,461	$10,966	$15,107

33

Fund Overview
Supplemental Report – December 31, 2019

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$436.4	Million	$438.1	Million	$213.3	Million	$1,521.5	Million
Cumulative Net Distributions [3]	$195.4	Million	$146.6	Million	$568.8	Million	$193.1	Million	$11.1	Million	$1,115.1	Million
Net Distributions/Contributions	225.6%		42.2%		130.3%		44.1%		5.2%		73.3%
Unfunded Commitment [4]	$0.0	Million	$15.0	Million	$13.6	Million	$91.9	Million	$306.7	Million	$427.2	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$208.0	Million	$208.0	Million
Investment Period Closes [6]	Closed		Closed		Closed		Closed		Aug-2020
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [7]	Fund I & II		1.5% of Implied Capital
Asset Management	Fund III		Until mid-May 2020, 1.5% of Implied Capital; from mid-May 2020 to mid-May 2021, 0.75% of Implied Capital excluding the Unfunded Commitment; thereafter $0
Asset Management [7]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until April 2021.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	With regard to Fund V’s investment period, Acadia has a one-year extension option, at its discretion, through August 2021.
7.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

34

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2019

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	Century 21, Target, Alamo Drafthouse	2007	94.2%	—	289,464	180,054	469,518	—%	91.5%	23.0%	65.2%	86.2%	$8,856,930	$28.91

Total - Fund II				—	289,464	180,054	469,518	—%	91.5%	23.0%	65.2%	86.2%	$8,856,930	$28.91

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	─	2011	100.0%	2,896	—	—	2,896	100.0%	—%	—%	100%	100.0%	$455,000	$157.11
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	73.1%	—%	—%	73.1%	73.1%	942,161	277.91
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	67,868	59,981	127,849	—%	100.0%	49.8%	76.5%	81.1%	2,632,143	26.92

Total - Fund III				7,533	67,868	59,981	135,382	83.4%	100.0%	49.8%	76.9%	81.3%	$4,029,304	$38.72

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,113,110	250.61
1035 Third Avenue [2]	─	2015	100.0%	7,617	—	—	7,617	58.7%	—%	—%	58.7%	58.7%	1,029,564	230.38
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	86.5%	94.9%	95.8%	1,662,817	11.41

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	64,105	88,955	153,060	—%	39.0%	97.3%	72.9%	100.0%	2,103,780	18.86

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	990,230	63.03

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,788	221,830	—%	100.0%	23.3%	68.6%	87.2%	1,027,139	6.75
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	94.7%	98.3%	98.3%	737,326	8.29
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	100.0%	100.0%	100.0%	1,400,053	11.76
Shaw's Plaza (Windham)	Shaw's	2017	100.0%	—	66,698	57,632	124,330	—%	100.0%	75.0%	88.4%	88.4%	1,035,744	9.42

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	91,441	206,206	—%	100.0%	79.9%	91.1%	91.1%	1,732,892	9.23
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	25,673	89,738	115,411	—%	100%	83.0%	86.8%	97.4%	1,690,741	16.88

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	1,978,902	14.45

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2019	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	79.3%	94.7%	83.2%	98.6%	3,122,520	13.36

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	115,071	231,074	—%	100.0%	71.7%	85.9%	85.9%	3,045,812	15.34

MIDWEST
Illinois
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	99.2%	99.6%	99.6%	3,315,314	12.23

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Michael Kors, Starbucks	2014	82.8%	100,676	—	—	100,676	83.7%	—%	—%	83.7%	83.7%	3,152,794	37.40

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	89,527	202,880	—%	100.0%	97.0%	98.7%	99.3%	2,951,295	14.74

WEST
California
Union and Fillmore Collection (3 properties)	Eileen Fisher, L'Occitane, Bonobos	2015	90.0%	7,148	—	—	7,148	100.0%	—%	—%	100.0%	100.0%	716,262	100.20

Total - Fund IV				148,821	1,286,260	1,044,731	2,479,812	80.7%	93.6%	81.5%	87.7%	93.6%	$33,806,295	$15.54

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,240	224,223	—%	100.0%	98.2%	99.4%	99.4%	3,952,239	17.73

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	75.7%	94.0%	98.3%	2,125,496	11.69
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	92.5%	95.7%	95.7%	5,021,289	20.74

NORTHEAST
Maryland
Frederick County Acquisitions	Kmart, Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	295,498	228,658	524,156	—%	100.0%	79.5%	91.1%	97.9%	6,206,501	13.00

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods	2019	90.0%	—	154,714	145,353	300,067	—%	36.1%	78.5%	56.7%	90.5%	2,726,231	16.04

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	260,971	455,441	—%	100.0%	73.5%	84.8%	84.8%	5,104,039	13.21

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Bed Bath & Beyond, Ross Dress for Less	2019	100.0%	—	87,883	316,925	404,808	—%	100.0%	95.3%	96.3%	97.3%	7,917,849	20.31

36

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2019	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,083	171,324	—%	100.0%	89.5%	94.0%	94.0%	3,233,194	20.08

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	94.2%	98.3%	98.3%	4,295,679	11.49

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,715	463,725	—%	100.0%	80.3%	95.9%	95.9%	4,471,270	10.06

Georgia
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	96.7%	98.6%	98.6%	4,228,143	11.82

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,315	88,411	220,726	—%	100.0%	89.9%	96.0%	96.0%	4,677,104	22.08

Utah
Family Center at Riverdale	Target, Gordman's, Sportman's Warehouse	2019	89.4%	—	256,352	171,476	427,828	—%	100.0%	91.7%	96.7%	96.7%	4,027,458	9.74

Total - Fund V				—	2,445,778	1,936,110	4,381,888	—%	96.0%	87.1%	92.0%	95.5%	$57,986,492	$14.38

TOTAL FUND PROPERTIES				156,354	4,089,370	3,220,876	7,466,600	80.8%	95.0%	81.0%	88.6%	94.0%	$104,679,021	$15.82

Acadia Share of Total Fund Properties				31,664	858,641	668,965	1,559,270	78.4%	95.5%	79.6%	88.3%	93.7%	$22,040,271	$16.00

__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

37

Fund Lease Expirations
Supplemental Report – December 31, 2019	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2020	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2021	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2022	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2023	—	—	—%	—	—	—%	2	161	0.6%	42,280	262.61	4.7%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	—	—	—%	—	—	—%	1	112	0.4%	37,105	331.29	4.1%
2026	1	655	0.8%	67,187	102.58	2.8%	1	110	0.4%	35,924	326.58	4.0%
2027	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2028	2	5,951	7.3%	388,325	65.25	16.4%	1	6,125	24.3%	140,875	23.00	15.6%
2029	1	254	0.3%	34,243	134.81	1.4%	4	2,053	8.2%	201,411	98.11	22.3%
Thereafter	5	74,932	91.6%	1,875,045	25.02	79.4%	1	16,628	66.1%	444,790	26.75	49.3%
Total	9	81,792	100.0%	$2,364,800	$28.91	100.0%	10	25,189	100.0%	$902,385	$35.83	100.0%

		43,569	Total Vacant					7,562	Total Vacant
		125,361	Total Square Feet					32,751	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	5	7,686	1.6%	$45,480	$5.92	0.6%	11	5,395	0.7%	$118,128	$21.90	1.0%
2020	24	17,807	3.7%	293,642	16.49	4.0%	44	69,923	8.9%	1,227,985	17.56	10.8%
2021	35	66,685	13.9%	892,051	13.38	12.1%	59	80,257	10.2%	1,432,850	17.85	12.6%
2022	23	45,340	9.4%	589,036	12.99	8.0%	61	107,019	13.6%	1,732,116	16.19	15.2%
2023	22	37,089	7.7%	382,787	10.32	5.2%	55	117,323	14.9%	1,707,713	14.56	15.0%
2024	20	29,896	6.2%	467,240	15.63	6.3%	51	114,046	14.5%	1,714,380	15.03	15.0%
2025	25	45,835	9.5%	1,055,689	23.03	14.3%	28	139,075	17.6%	1,410,678	10.14	12.4%
2026	22	36,586	7.6%	660,042	18.04	8.9%	19	23,356	3.0%	474,780	20.33	4.2%
2027	13	14,470	3.0%	303,423	20.97	4.1%	6	36,746	4.7%	242,244	6.59	2.1%
2028	10	19,684	4.1%	273,619	13.90	3.7%	15	25,003	3.2%	444,859	17.79	3.9%
2029	15	76,957	16.0%	1,268,404	16.48	17.2%	12	36,720	4.7%	390,391	10.63	3.4%
Thereafter	16	83,143	17.3%	1,149,619	13.83	15.6%	11	34,098	4.0%	495,930	14.54	4.4%
Total	230	481,178	100.0%	$7,381,032	$15.34	100.0%	372	788,961	100.0%	$11,392,054	$14.44	100.0%

		64,689	Total Vacant					66,330	Total Vacant
		545,867	Total Square Feet					855,291	Total Square Feet

__________

1.	Leases currently under month to month or in process of renewal
38

Development and Redevelopment Activity
Supplemental Report – December 31, 2019

				Est. SQFT				Acquisition & Development Costs
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Leased Rate	Key Tenants	Outstanding Debt	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	100.0%	Washington DC	2022	29,000	—	TBD	$—	$1.3	31.3	to	32.7	$32.6	to	$34.0

FUND II
City Point Phase III	94.2%	Brooklyn, NY	2021	63,000	—	TBD	24.2	10.0	52.0	to	55.0	62.0	to	65.0

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	2021	180,000 - 200,000	—	TBD	—	17.9	32.1	to	42.1	50.0	to	60.0

FUND IV
110 University Place	100.0%	New York, NY	2022	46,000	—	TBD	—	14.2	6.4	to	10.8	20.6	to	25.0
146 Geary	100.0%	San Francisco, CA	2022	13,000	—	TBD	22.9	42.6	17.4	to	22.4	60.0	to	65.0
717 N. Michigan Avenue	100.0%	Chicago, IL	2020	62,000	30.0%	Disney Store	56.7	110.0	10.0	to	17.5	120.0	to	127.5
							$103.8	$196.0	$149.2		$180.5	$345.2		$376.5
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2021	241,000	90.0%	Target	$—	$190.2	$4.8	to	$10.8	$195.0	to	$201.0
Elmwood Park	100.0%	Elmwood Park, NJ	2021	144,000	100.0%	Walgreens	—	—	TBD	to	TBD	TBD	to	TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	100.0%	TBD	—	—	TBD	to	TBD	TBD	to	TBD
Mad River	100.0%	Dayton, OH	TBD	TBD	50.0%	TBD	—	—	TBD	to	TBD	TBD	to	TBD
							$—	$190.2	$4.8		$10.8	$195.0		$201.0
Pre-Stabilized:

CORE
613-623 West Diversey	100.0%	Chicago, IL	2020	29,778	76.1%	TJ Maxx, Blue Mercury	$—
							—
FUND II
City Point, Phase I and II	94.2%	New York, NY	2020	475,000	86.2%	Century 21, Target, Alamo Drafthouse	259.1

FUND III
Cortlandt Crossing	100.0%	Mohegan Lake, NY	2020	125,906	81.1%	ShopRite, HomeSense	35.1
640 Broadway	63.1%	New York, NY	2020	4,637	73.1%	Swatch	39.5

FUND IV
Paramus Plaza	50.0%	Paramus, NJ	2020	150,660	100.0%	Ashley Furniture, Marshalls	18.9
210 Bowery	100.0%	New York, NY	2020	2,538	—	─	—
801 Madison	100.0%	New York, NY	2020	2,625	—	─	—
27 E 61st Street	100.0%	New York, NY	2020	4,177	—	─	—
1035 Third Avenue	100.0%	New York, NY	2020	7,617	58.7%	─	—
							$352.6

_________

39

Development and Redevelopment Activity
Supplemental Report – December 31, 2019

__________

1.	Ownership percentage represents the Core or Fund level ownership and not Acadia’s pro rata share.
2.	Incurred amounts include costs associated with the initial carrying value. Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$196.0
Projects in redevelopment or partial development	73.0
Deferred costs and other amounts	(15.6)

Total per consolidated balance sheet	$253.4

Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred

40

Important Notes
Supplemental Report – December 31, 2019

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

41